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                                                                   EXHIBIT 10.30



                                  AMENDMENT TO

                              DOMINION HOMES, INC.

                              AMENDED AND RESTATED

                      EXECUTIVE DEFERRED COMPENSATION PLAN

         The Dominion Homes, Inc. Amended and Restated Executive Deferred Compensation Plan, as amended to the date hereof (the "Plan"), is hereby amended in the following respects:

1.       Section 8 of the Plan is hereby amended by adding thereto a new Section
8.4 which shall read in its entirety as follows:

                  "8.4     Withholding

                           A Participant or Beneficiary may be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold from any payment of any Deferred Compensation Account the amount of any applicable withholding taxes in respect of such payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The withholding may be in the form of cash, Common Shares, other securities or other property as the Committee may allow. In addition, a Participant or Beneficiary shall be entitled to elect to have the Company withhold an amount specified in writing by the Participant or Beneficiary for federal, state or local income taxes in respect of any payment of his Deferred Compensation Account, in the form of cash, Common Shares, other securities or other property as the Committee may allow."

2. In all other respects, the Plan as previously approved is hereby ratified and confirmed.


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         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective the day of July, 1998.


                                            DOMINION HOMES, INC.


                                            By: */s/ROBERT A. MEYER
                                               ---------------------------
                                                    Robert A. Meyer